Exhibit 32
Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Amendment No. 1 (the “Amendment”) to the Form 10-Q for the quarter ended April 30, 2019, for Donaldson Company, Inc.:
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
I, Tod E. Carpenter, Chief Executive Officer of Donaldson Company, Inc., certify that:

1.
The Form 10-Q, as amended by the Amendment, of Donaldson Company, Inc. for the quarter ended April 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report, as amended by the Amendment, fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date:	December 6, 2019	/s/ Tod E. Carpenter
Tod E. Carpenter Chairman, President and Chief Executive Officer
CERTIFICATION OF CHIEF FINANCIAL OFFICER
I, Scott J. Robinson, Chief Financial Officer of Donaldson Company, Inc., certify that:

1.
The Form 10-Q, as amended by the Amendment, of Donaldson Company, Inc. for the quarter ended April 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report, as amended by the Amendment, fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date:	December 6, 2019	/s/ Scott J. Robinson
Scott J. Robinson Senior Vice President and Chief Financial Officer

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